Exhibit 99.1

180 Life Sciences Corp. Announces Share Repurchase

Palo Alto, Calif., April 30, 2025 — 180 Life Sciences Corp. (NASDAQ: ATNF) (“180 Life Sciences,” the “Company,” “we,” or “us”) today announced that it has entered into a Settlement and Mutual Release Agreement (the “Agreement”) with Elray Resources, Inc. (“Elray”) and Luxor Capital, LLC (“Luxor”). The Agreement strengthens and simplifies the Company’s capital structure through a significant repurchase of shares.

“We believe that repurchase and subsequent cancellation of a significant portion of our outstanding shares represents a positive step forward for our stockholders by reducing dilution and simplifying our capital structure,” stated Blair Jordan, Chief Executive Officer of 180 Life Sciences. “We appreciate the cooperation of Elray and Luxor in reaching a resolution that allows us to move forward with greater clarity and focus on our core objective — monetizing the previously acquired Technology Gaming Platform, a “back-end” that allows us to operate one or more online casinos – by evaluating potential acquisitions of one or more operating online casinos.” The Agreement provides for timed payments, with the largest part of the consideration being paid to from future capital raises (rather than all upfront), allowing the Company to preserve immediate cash liquidity to focus resources on operations and R&D activities.

Under the terms of the Agreement, 180 Life Sciences agreed to acquire all 1,318,000 shares of its common stock (the “Elray Shares”) held by Elray, representing approximately 23.1% of the Company’s currently outstanding shares, in exchange for a total payment of $1 million. The payment consists of (i) $350,000 payable directly to Elray and (ii) $650,000 payable to Luxor through future capital raise proceeds, to be paid no later than April 28, 2026. Elray and Luxor are controlled by Anthony Brian Goodman, the father of the Company’s director, Jay Goodman.

As part of the Agreement, Elray delivered stock powers to authorize the cancellation of the Elray Shares, which will be held in escrow and released in tranches as payments are made. Following completion of these payments, or at the option of the Company, as payment thresholds are reached, the Elray Shares will be returned to the Company and cancelled, significantly reducing the Company’s outstanding share count to the benefit of stockholders.

The Agreement also includes broad mutual releases between the parties, customary representations and warranties, confidentiality obligations, and an indemnity in favor of the Company from Luxor against certain third-party claims. As a required condition of the Agreement, Elray entered into a Voting Agreement under which it agreed to vote any Elray Shares it continues to hold in accordance with the recommendations of the Company’s Board of Directors until April 28, 2026. To enforce this agreement, Elray granted an irrevocable proxy to Blair Jordan, Chief Executive Officer of the Company.

For additional information regarding the Agreement, please refer to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is an innovative biotechnology company that is currently pivoting to the global iGaming sector. The Company is dedicated to leveraging its recently acquired proprietary Technology Gaming Platform and expertise through the acquisition or development of one or more online casino and related entertainment businesses.

For more information, please visit www.180lifesciences.com.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the Company’s ability to raise funding to support its operations and commercialize its Gaming Technology Platform, the terms of such funding, and dilution caused thereby; the terms of any further financing, which may be highly dilutive and may include onerous terms; the Company’s ability to commercialize its Gaming Technology Platform, and the timing and cost associated therewith; the lack of experience of current management with operating a gaming company; the ability of the Company to build out or acquire a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cost thereof; competition in the iGaming industry; risks relating to fraud, theft or cheating; our ability to obtain and maintain licenses, and the terms thereof; our required reliance on third party cloud service providers and providers of third-party communications infrastructure, hardware and software; the review and evaluation of strategic transactions and their impact on shareholder value; the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market; whether the patents and patent applications owned or licensed by the Company, will protect the Company’s technology and prevent others from infringing it; our ability to monetize our legacy intellectual property assets and the timing and costs associated therewith; the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; changes in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market products and the timing and costs of these programs; estimates of the size of the markets for the Company’s planned products; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts.

These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Blair Jordan

Chief Executive Officer

Email address: bjordan@180lifesciences.com